united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Leland Thomson Reuters Private Equity Buyout Index Fund
Class A Shares: LDPAX	Class C Shares: LDPCX	Class I Shares: LDPIX

Leland Thomson Reuters Venture Capital Index Fund
Class A Shares: LDVAX	Class C Shares: LDVCX	Class I Shares: LDVIX

Annual Report
September 30, 2020

Advised by:

www.ghf-funds.com
1-877-270-2848

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.ghf-funds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Letter to Shareholders

October 22, 2020

Dear Shareholders,

We are pleased to provide our Annual Letter to Shareholders of the Leland® Thomson Reuters Venture Capital Index Fund and the Leland® Thomson Reuters Private Equity Buyout Index Fund.

Alternative investments have been a topic of interest among many investors throughout the recent market environment. Indeed our research suggests that the Leland® Funds might best be allocated within an alternatives investment sleeve of an overall portfolio, and that investors are using them in combination with one another to affect both risk and return.

Performance review

Overall, the Funds’ recent performances have been positive as most major asset classes experienced significant reversals from the pandemic driven sell-off earlier in the fiscal year. For the fiscal year ended September 30, 2020 the MSCI Emerging Markets Net Total Return Index returned +10.54%. For the same period, the S&P 1500 Composite Total Return Index posted a gain of +13.42% while the MSCI EAFE Net Total Return Index was up +0.49%. Not surprisingly, this solid global performance was accompanied by a drop in market volatility, although not to pre-selloff levels. The CBOE Volatility Index, which started the fiscal year on September 30, 2019 near 18, then spiked to over 82 in mid-March during the sell-off, ended up on September 30, 2020 at just above 26. Treasuries were also positive with the ICE US Treasury 3-7 Year TR Index up +7.15% for the fiscal year ended September 30, 2020, while the Barclays US Aggregate Bond TR Index was up +6.98%. High yield saw the iBoxx USD Liquid High Yield Index gain +1.60% for the fiscal year ended September 30, 2020.

Given the general asset allocation of the Leland® Funds to equities, they directly benefitted from the stock market rally. In particular on a relative basis the Leland® Thomson Reuters Venture Capital Index Fund continued its solid outperformance due in large part to the strength of the technology sector which represents the largest sector allocation in venture capital.

Leland® Thomson Reuters Venture Capital Index Fund (LDVAX, LDVCX, LDVIX)

Investors in the Leland® Thomson Reuters Venture Capital Index Fund experienced performance in line with the benchmark index which is what we would anticipate from the Fund. The Fund’s I-share gained +70.92% for the 12-month period ended September 30, 2020, generally in line with the Thomson Reuters Venture Capital Index (TRVCI) which gained +74.15% over the same period. Similarly, the A-share gained +70.54% (+60.76% with load) while the C-share was up +69.28% over 12-month period ended September 30, 2020. The benchmark

Letter to Shareholders

NASDAQ Composite Index gained +40.96% over the same 12-month period that represented a significant outperformance over other equity market sectors.

TRVCI reflects the large concentration of current investments in the technology sector by venture capital firms and has been one of the strongest performing sectors. Indeed, technology currently represents approximately 79% of the index.

As of the end of the third quarter of 2020, the largest sector allocation remains software technology, reflecting the investment focus of the venture capital industry, and this is expected to be the case for the foreseeable future. Technology is followed by healthcare and smaller allocations to industrials, consumer goods and services, utilities & energy, and telecommunications.

During the fiscal year ended September 30, 2020, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the strong performance of the markets during Q4 2019 and Q2 and Q3 2020 in general and the technology sector, in particular, this additional exposure to the characteristics of the venture capital space had a positive impact on the Fund and its ability to generate positive returns despite the losses suffered during the market sell-off in Q1 2020 due to the pandemic.

Leland® Thomson Reuters Private Equity Buyout Index Fund (LDPAX, LDPCX, LDPIX)

Investors in the Leland® Thomson Reuters Private Equity Buyout Index Fund also experienced performance in line with the benchmark index, which is what we would anticipate from this Fund as well. For the 12-month period ended September 30, 2020, the Fund I-share gained +10.85%, generally in line with the Thomson Reuters Private Equity Buyout Index (TRPEI) which gained +13.82%. Similarly, the A-share gained +10.63% (+4.31% with load) while the C-share was up +9.7% over the 12-month period ended September 30, 2020. The benchmark S&P 500 TR gained +15.15% over the same period.

At the beginning of the Fund’s fiscal year, the largest sector allocations were to Technology and Energy / Industrials / Materials. TRPEI reflects the concentration of current investments in the Technology sector by buyout firms and has been the strongest performing sector this year. Over the course of the fiscal year, relative investment exposure across all sectors, including Technology, Energy / Industrials / Materials, Consumer Cyclicals, Financials, Consumer nonCyclicals, and Healthcare, remained relatively steady, reflecting the current investment focus of the private equity buyout industry.

During the fiscal year ended September 30, 2020, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the strong performance of the markets during Q4 2019 and Q2 and Q3 2020, this additional exposure to the characteristics of the private equity buyout

Letter to Shareholders

space had a positive impact on the Fund and its ability to generate positive returns despite the losses suffered during the market sell-off in Q1 2020 due to the pandemic.

Investment outlook

There is little doubt the stock market recovery from the pandemic driven sell-off has surprised many people. Despite the fact that the world is still seeking an effective COVID-19 vaccine and that many parts of country are still on some form of lockdown, it took the S&P 500 Total Return Index barely five months to reach new highs. While sometimes the stock market and the economy can appear decoupled, there have in fact been positive moves in many popular economic indicators as well. The unemployment rate, after spiking to 14.7%, has dropped back to 7.9%, although still significantly higher than pre-pandemic levels. And according to the latest Bloomberg survey of economists, the median third quarter economic growth estimate now stands at 32%, well above the 18% expected near the start of the quarter. With the continued surprises to the upside, it can be easy to start to feel optimistic about the near term outlook. However, this is when it can be most prudent to pause and assess whether the upside momentum can be sustained.

As mentioned, we have yet to have a widely available COVID-19 therapy, let alone a vaccine. We are about to enter a season where many health experts expect a resurgence in coronavirus cases, and there are already reports of states and localities gearing up to reinstate lockdown measures as many areas begin to report record numbers of new cases. If new lockdown measures are put in place, as before we can expect a decrease in consumer activity, and it is likely many small businesses will be unable to survive a second wave. We also know government stimulus, particularly in the form of direct payments to consumers and extended unemployment benefits helped drive some of the positive economic movements experienced recently, and this is not likely to be sustainable without additional assistance, something that comes with a great deal of uncertainty given the current political grid lock.

As a result, while we know the U.S. economy, the U.S. stock markets and definitely U.S. citizens are amazingly resilient and we will eventually emerge on the other side of this pandemic, our near to medium term outlook is to remain cautious. Our expectations surrounding economic growth and a continued stock market rally are certainly tempered and we would expect some market turbulence heading in to the end of 2020. But then again, perhaps we’ll be pleasantly surprised one more time.

We thank you for your continued support and confidence in our management.

Sincerely,

Neil R. Peplinski, Chairman & Chief Investment Officer

Letter to Shareholders

Portfolio Investment Team

Neil R. Peplinski, CFA founded Good Harbor in 2003 and serves as a Managing Partner and Chief Investment Officer. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from the University of Chicago Booth School of Business. He also holds a MSEE in Electromagnetics from the University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

David C. Armstrong serves as a Portfolio Manager. Mr. Armstrong joined Good Harbor in 2010 and became a member of the Investment Team in 2013. He previously worked as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. Mr. Armstrong earned an MBA from the University of Chicago Booth School of Business, and a Bachelor of Arts from Knox College.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings over 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from the University of Chicago Booth School of Business and a BS CSE from the Ohio State University.

The S&P Composite 1500 Total Return Index combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

The MSCI EAFE Total Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI Emerging Markets Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The ICE U.S. Treasury 3-7 Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

The Barclays US Aggregate Bond Total Return Index is an index designed to provide a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S.

Letter to Shareholders

Government bonds, investment grade corporate bonds, mortgage pass through securities and asset backed securities that are publicly offered for sale in the U.S.

The iBoxx USD Liquid High Yield Index is a modified market-value weighted index designed to provide a balanced representation of U.S. dollar-denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by the index provider.

The Chicago Board Options Exchange Volatility Index (the “VIX”) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of S&P 500 index options.

The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy through changes in the aggregate market value representing all major industries.

The NASDAQ Composite Index is a market-capitalization weighted index of more than 3,000 common equities listed on the NASDAQ stock exchange. The composition of the NASDAQ Composite is heavily weighted towards information technology companies.

The Thomson Reuters Venture Capital Index seeks to replicate the performance of the Thomson Reuters Venture Capital Research Index using liquid public securities across the sectors in which U.S. venture capital invests.

The Thomson Reuters Private Equity Buyout Index seeks to replicate the performance of the Thomson Reuters Private Equity Buyout Research Index using liquid public securities across the sectors in which U.S. private equity invests.

Investments cannot be made directly in an index. Unmanaged index returns assume the reinvestment of any distributions and do not reflect fees, expenses, or sales charges. Index performance is not indicative of the performance of any investment.

This information is being provided for informational purposes only and is subject to change. The opinions expressed in this article represent the current, good-faith views of the author at the time of publication. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Fund holdings are subject to change without notice. Investments in alternative strategies may not be suitable for all investors.

7341-NLD-10/28/2020

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO REVIEW
September 30, 2020 (Unaudited)

The Fund’s performance figures* for the periods ended September 30, 2020, as compared to its benchmark:

				(Annualized)
		(Annualized)	(Annualized)	Inception** -
	One Year	Three Year	Five Year	September 30, 2020
Leland Thomson Reuters Private Equity Buyout Index Fund - Class A	10.63%	10.19%	12.56%	10.82%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class A with load	4.31%	8.04%	11.23%	9.52%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class C	9.71%	9.35%	11.82%	10.09%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class I	10.85%	10.45%	12.81%	11.06%
S&P 500 Total Return Index ***	15.15%	12.28%	14.15%	13.62%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser))) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.06% for Class A shares, 2.81% for Class C shares and 1.81% for Class I shares per the February 1, 2020 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 18, 2015.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $250,000 Investment

Top Ten Industries as of September 31, 2020	% of Net Assets
Technology Services	11.2%
Money Market Fund	9.7%
Semiconductors	8.0%
Software	5.9%
Biotech & Pharma	5.7%
Internet Media & Services	4.2%
Chemicals	3.8%
Retail - Consumer Staples	3.7%
Transportation & Logistics	3.6%
Beverages	3.6%
Other Assets in Excess of Liabilities - Net *	40.6%
100.0%

*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO REVIEW
September 30, 2020 (Unaudited)

The Fund’s performance figures* for the periods ended September 30, 2020, as compared to its benchmark:

				(Annualized)	(Annualized)
		(Annualized)	(Annualized)	Inception** -	Inception*** -
	One Year	Three Year	Five Year	September 30, 2020	September 30, 2020
Leland Thomson Reuters Venture Capital Index Fund - Class A	70.54%	35.78%	31.84%	27.44%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class A with load	60.76%	33.13%	30.28%	26.19%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class C	69.28%	34.79%	30.89%	N/A	29.80%
Leland Thomson Reuters Venture Capital Index Fund - Class I	70.92%	36.08%	32.09%	27.67%	N/A
NASDAQ OTC Composite Index ****	39.61%	19.79%	19.31%	16.68%	18.55%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2021, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commission; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser))) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.07% for Class A shares, 2.82% for Class C shares and 1.82% for Class I shares per the February 1, 2020 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 2, 2014.

***	Inception date is September 23, 2015.

****	National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ OTC Composite index is compiled of more than 4,800 stocks that are traded via this system. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $250,000 Investment

Top Ten Industries as of September 31, 2020	% of Net Assets
Software	24.5%
Technology Services	17.7%
Money Market Fund	13.6%
Internet Media & Services	10.8%
Medical Equipment & Devices	9.8%
Health Care Facilities & Services	4.9%
Entertainment Content	4.3%
E-Commerce Discretionary	4.3%
Technology Hardware	3.9%
Semiconductors	2.0%
Other Assets in Excess of Liabilities - Net *	4.2%
100.0%

*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Fair Value

	COMMON STOCK - 97.1%
	AEROSPACE & DEFENSE - 2.4%
51	Boeing Company	$8,428
592	Lockheed Martin Corporation +	226,902
323	Northrop Grumman Corporation	101,903
3,344	Raytheon Technologies Corporation +	192,414
		529,647
	APPAREL & TEXTILE PRODUCTS - 1.0%
1,787	NIKE, Inc. +	224,340

	ASSET MANAGEMENT - 0.3%
102	BlackRock, Inc.	57,482

	AUTOMOTIVE - 2.0%
1,654	General Motors Company	48,942
912	Tesla, Inc. *+	391,257
		440,199
	BANKING - 3.1%
7,669	Bank of America Corporation	184,746
2,056	Citigroup, Inc.	88,634
2,924	JPMorgan Chase & Company +	281,493
1,320	US Bancorp	47,322
3,670	Wells Fargo & Company	86,282
		688,477
	BEVERAGES - 3.6%
6,964	Coca-Cola Company+	343,813
281	Constellation Brands, Inc.	53,252
654	Monster Beverage Corporation *	52,451
2,498	PepsiCo, Inc. +	346,223
		795,739
	BIOTECH & PHARMA - 5.7%
1,991	AbbVie, Inc.	174,392
670	Amgen, Inc.	170,287
1,941	Bristol-Myers Squibb Company	117,023
989	Eli Lilly and Company	146,392
1,325	Gilead Sciences, Inc.	83,727
105	Johnson & Johnson	15,632
2,852	Merck & Company, Inc. +	236,573
6,584	Pfizer, Inc. +	241,633
553	Zoetis, Inc.	91,450
		1,277,109
	CABLE & SATELLITE - 2.0%
221	Altice USA, Inc. *	5,746
235	Charter Communications, Inc. *	146,720
6,605	Comcast Corporation +	305,547
		458,013
	CHEMICALS - 3.8%
398	Air Products and Chemicals, Inc.	118,548
1,434	Dow, Inc.	67,470
1,369	DuPont de Nemours, Inc.	75,952
501	Ecolab, Inc.	100,120
253	FMC Corporation	26,795
1,055	Linde PLC	251,227
429	LyondellBasell Industries N.V.	30,240
459	PPG Industries, Inc.	56,035
163	Sherwin-Williams Company	113,569
		839,956
	COMMERCIAL SUPPORT SERVICES - 0.5%
894	Waste Management, Inc.	101,174

	CONSTRUCTION MATERIALS - 0.3%
121	Martin Marietta Materials, Inc.	28,479
235	Vulcan Materials Company	31,852
		60,331
	CONTAINERS & PACKAGING - 0.4%
3,162	Amcor PLC	34,940
558	Ball Corporation	46,381
		81,321
	DIVERSIFIED INDUSTRIALS - 3.1%
1,260	3M Company +	201,827
18,178	General Electric Company	113,249
1,574	Honeywell International, Inc. +	259,096
601	Illinois Tool Works, Inc.	116,119
		690,291
	E-COMMERCE DISCRETIONARY- 1.8%
128	Amazon.com, Inc. *+	403,037

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value

	ELECTRIC UTILITIES - 1.3%
267	American Electric Power Company, Inc.	$21,822
436	Dominion Energy, Inc.	34,413
398	Duke Energy Corporation	35,247
176	Eversource Energy	14,705
534	Exelon Corporation	19,096
267	NextEra Energy, Inc.	74,109
121	Sempra Energy	14,322
598	Southern Company	32,424
168	WEC Energy Group, Inc.	16,279
255	Xcel Energy, Inc.	17,598
		280,015
	ELECTRICAL EQUIPMENT - 0.3%
191	Roper Technologies, Inc.	75,466

	ENTERTAINMENT CONTENT - 1.4%
2,607	Walt Disney Company+	323,477

	FOOD - 0.9%
1,035	General Mills, Inc.	63,839
2,585	Mondelez International, Inc.	148,508
		212,347
	HEALTH CARE FACILITIES & SERVICES - 2.0%
1,553	CVS Health Corporation	90,695
319	McKesson Corporation	47,509
1,028	UnitedHealth Group, Inc.	320,500
		458,704
	HOUSEHOLD PRODUCTS - 2.9%
418	Church & Dwight Company, Inc.	39,171
213	Clorox Company	44,766
1,545	Colgate-Palmolive Company	119,197
363	Estee Lauder Company, Inc.	79,225
593	Kimberly-Clark Corporation	87,562
1,969	Procter & Gamble Company +	273,671
		643,592
	INSTITUTIONAL FINANCIAL SERVICES - 1.0%
297	CME Group, Inc.	49,691
312	Goldman Sachs Group, Inc.	62,703
477	Intercontinental Exchange, Inc.	47,724
1,147	Morgan Stanley	55,457
		215,575
	INSURANCE - 0.7%
110	Berkshire Hathaway, Inc. *	23,423
417	Chubb Ltd.	48,422
407	Marsh & McLennan Company, Inc.	46,683
512	Progressive Corporation	48,471
		166,999
	INTERNET MEDIA & SERVICES - 4.2%
157	Alphabet, Inc. *+	230,099
57	Booking Holdings, Inc. *	97,509
1,209	Facebook, Inc. *+	316,637
611	Netflix, Inc. *+	305,518
		949,763
	LEISURE FACILITIES & SERVICES - 2.0%
39	Chipotle Mexican Grill, Inc. *	48,505
1,114	McDonald’s Corporation +	244,512
1,726	Starbucks Corporation	148,298
		441,315
	MACHINERY - 1.4%
1,227	Caterpillar, Inc.	183,007
608	Deere & Company	134,751
		317,758
	MEDICAL EQUIPMENT & DEVICES - 3.3%
1,958	Abbott Laboratories +	213,089
740	Danaher Corporation	159,344
1,565	Medtronic PLC	162,635
460	Thermo Fisher Scientific, Inc.	203,099
		738,167
	METALS & MINING - 0.6%
2,452	Freeport-McMoRan, Inc.	38,349
1,521	Newmont Corporation	96,507
		134,856

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value

	OIL & GAS PRODUCERS - 3.0%
727	Cabot Oil & Gas Corporation	$12,621
426	Cheniere Energy, Inc. *	19,711
3,474	Chevron Corporation +	250,128
269	Concho Resources, Inc.	11,868
2,050	ConocoPhillips	67,322
919	EOG Resources, Inc.	33,029
284	Exxon Mobil Corporation	9,750
432	Hess Corporation	17,682
3,629	Kinder Morgan, Inc.	44,746
1,199	Marathon Petroleum Corporation	35,179
1,660	Occidental Petroleum Corporation	16,617
698	ONEOK, Inc.	18,134
811	Phillips 66	42,042
286	Pioneer Natural Resources Company	24,593
701	Valero Energy Corporation	30,367
2,069	Williams Company, Inc.	40,656
		674,445
	OIL & GAS SERVICES & EQUIPMENT - 0.3%
1,082	Baker Hughes Company	14,380
1,510	Halliburton Company	18,196
2,551	Schlumberger N.V.	39,694
		72,270
	RENEWABLE ENERGY - 0.1%
74	SolarEdge Technologies, Inc. *	17,638

	RETAIL - CONSUMER STAPLES - 3.7%
638	Costco Wholesale Corporation +	226,490
316	Dollar General Corporation	66,240
1,367	Kroger Company	46,355
708	Target Corporation	111,453
1,384	Walgreens Boots Alliance, Inc.	49,713
2,395	Walmart, Inc. +	335,084
		835,335
	RETAIL - DISCRETIONARY - 3.5%
1,508	Home Depot, Inc.+	418,787
1,106	Lowe’s Company, Inc.	183,441
148	Lululemon Athletica, Inc. *	48,747
105	O’Reilly Automotive, Inc. *	48,413
1,667	TJX Company, Inc.	92,769
		792,157
	SEMICONDUCTORS - 8.0%
1,808	Advanced Micro Devices, Inc. *	148,238
1,521	Applied Materials, Inc.	90,423
475	Broadcom, Inc.	173,052
7,341	Intel Corporation +	380,117
1,734	Micron Technology, Inc. *	81,429
902	NVIDIA Corporation +	488,180
1,860	QUALCOMM, Inc. +	218,885
1,515	Texas Instruments, Inc. +	216,327
		1,796,651
	SOFTWARE - 5.9%
728	Adobe, Inc. *+	357,033
388	Intuit, Inc.	126,569
847	Microsoft Corporation +	178,150
3,473	Oracle Corporation +	207,338
1,299	salesforce.com, Inc. *+	326,465
266	ServiceNow, Inc. *	129,010
		1,324,565
	SPECIALTY FINANCE - 0.3%
617	American Express Company	61,854

	TECHNOLOGY HARDWARE - 1.8%
1,028	Apple, Inc. +	119,053
7,042	Cisco Systems, Inc. +	277,384
		396,437
	TECHNOLOGY SERVICES - 11.2%
1,117	Accenture PLC	252,431
718	Automatic Data Processing, Inc.	100,154
558	Fidelity National Information Services, Inc.	82,143
1,139	Fiserv, Inc. *	117,374
531	Global Payments, Inc.	94,295
1,451	International Business Machines Corporation	176,543
1,485	Mastercard, Inc. +	502,182
364	Moody’s Corporation	105,505
1,772	PayPal Holdings, Inc. *+	349,137
544	S&P Global, Inc.	196,166
2,698	Visa, Inc. +	539,519
		2,515,449
	TELECOMMUNICATIONS - 1.6%
5,235	AT&T, Inc.	149,250
650	CenturyLink, Inc.	6,558
270	T-Mobile US, Inc. *	30,877
2,929	Verizon Communications, Inc.	174,246
		360,931

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value

	TOBACCO & CANNABIS - 1.5%
3,354	Altria Group, Inc.	$129,598
2,790	Philip Morris International, Inc. +	209,222
		338,820
	TRANSPORTATION & LOGISTICS - 3.6%
1,536	CSX Corporation	119,301
576	Norfolk Southern Corporation	123,258
1,544	Union Pacific Corporation +	303,967
1,544	United Parcel Service, Inc. +	257,277
		803,803
	TRANSPORTATION EQUIPMENT - 0.2%
216	Cummins, Inc.	45,610

	WHOLESALE - CONSUMER STAPLES - 0.4%
888	Archer-Daniels-Midland Company	41,283
909	Sysco Corporation	56,558
		97,841

	TOTAL COMMON STOCK (Cost $16,379,661)	21,738,956

	REAL ESTATE INVESTMENT TRUSTS - 1.2%
386	American Tower Corporation	93,308
365	Crown Castle International Corporation	60,772
74	Equinix, Inc.	56,250
538	Prologis, Inc.	54,134
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $200,854)	264,464

	SHORT-TERM INVESTMENT - 9.7%
	MONEY MARKET FUND - 9.7%
2,175,260	Invesco Short Term Investments Trust - Treasury Portfolio Institutional Class, to yield 0.02% ** (Cost $2,175,260)	2,175,260

	TOTAL INVESTMENTS - 108.0% (Cost $18,755,775)	$24,178,680
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.0)%	(1,784,478)
	NET ASSETS - 100.0%	$22,394,202

PLC - Public Limited Company

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

+	All or a portion of the security is segregated as collateral for swap contracts at September 30, 2020. Total collateral had a value of $6,044,448 at September 30, 2020.

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2020 are as follows:

				Termination		Value and Net Unrealized
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Loss
BNP Paribas	Index Swap ~	1-Month LIBOR +	Index Return	10/1/2020	$24,765,014	$(1,148,004)
		0.50%
BNP Paribas	Basket Swap ^	1-Month LIBOR +	Basket Return	10/1/2020	6,749,101	(612,852)
		0.50%
		Net Unrealized Loss from Open Swap Contracts				$(1,760,856)

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. Swap payments occur at contract termination. The swap contracts reset monthly.

~	The Index Swap is made up of the S&P 500 Total Return Index, Nasdaq 100 Total Return Index and the Dow Jones Industrial Average Total Return Index and exposure to each index was 80%, 21.26%, and (21.26)%, respectively.

^	The following table represents the individual common stock exposure comprising the BNP Paribas Equity Basket Swap as on September 30, 2020.

BNP Paribas Equity Basket Swap
Shares	Description	Fair Value	% of Basket
5,000	Microsoft Corp.	$1,051,650	17.1%
9,000	Apple, Inc.	1,042,290	17.0%
650	Alphabet, Inc. - Cl. A	952,640	15.5%
250	Amazon.com, Inc.	787,183	12.8%
2,700	Facebook, Inc.	707,130	11.5%
3,000	Johnson & Johnson	446,640	7.3%
1,700	Berkshire Hathaway, Inc. - Cl. B	361,998	5.9%
2,500	Procter & Gamble Co.	347,475	5.7%
7,500	Exxon Mobil Corp.	257,475	4.2%
1,100	Boeing, Inc.	181,786	3.0%
		$6,136,267	100.0%

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Fair Value

	COMMON STOCK - 95.6%
	AEROSPACE & DEFENSE - 1.8%
8,299	Boeing Company	$1,371,494
4,265	Lockheed Martin Corporation	1,634,689
24,109	Raytheon Technologies Corporation	1,387,232
		4,393,415
	BANKING - 0.5%
13,102	Bank of America Corporation	315,627
3,511	Citigroup, Inc.	151,359
5,000	JPMorgan Chase & Company	481,350
6,272	Wells Fargo & Company	147,455
		1,095,791
	BEVERAGES - 1.1%
26,535	Coca-Cola Company	1,310,033
9,516	PepsiCo, Inc.	1,318,918
		2,628,951
	BIOTECH & PHARMA - 1.1%
4,039	AbbVie, Inc.	353,776
1,361	Amgen, Inc.	345,912
6,298	Johnson & Johnson	937,646
5,785	Merck & Company, Inc.	479,866
13,370	Pfizer, Inc.	490,679
		2,607,879
	CABLE & SATELLITE - 0.1%
925	Altice USA, Inc. *	24,050
3,528	Comcast Corporation	163,205
		187,255
	CHEMICALS - 1.1%
1,377	Air Products and Chemicals, Inc.	410,153
4,959	Dow, Inc.	233,321
4,739	DuPont de Nemours, Inc.	262,920
1,737	Ecolab, Inc.	347,122
3,650	Linde PLC	869,175
1,588	PPG Industries, Inc.	193,863
566	Sherwin-Williams Company	394,355
		2,710,909
	CONTAINERS & PACKAGING - 0.1%
10,949	Amcor PLC	120,986
1,930	Ball Corporation	160,422
		281,408
	DIVERSIFIED INDUSTRIALS - 1.4%
9,079	3M Company	1,454,274
11,347	Honeywell International, Inc.	1,867,830
		3,322,104
	E-COMMERCE DISCRETIONARY - 4.3%
318	Amazon.com, Inc. *	1,001,296
94,115	eBay, Inc. +	4,903,392
4,056	MercadoLibre, Inc. *	4,390,539
		10,295,227
	ENTERTAINMENT CONTENT - 4.3%
72,482	Activision Blizzard, Inc. +	5,867,418
32,930	Electronic Arts, Inc. *+	4,294,401
1,394	Walt Disney Company	172,968
		10,334,787
	FOOD - 0.2%
9,851	Mondelez International, Inc.	565,940

	HEALTH CARE FACILITIES & SERVICES - 4.9%
4,947	Anthem, Inc.	1,328,715
9,634	Centene Corporation *	561,951
6,781	Cigna Corporation	1,148,769
27,471	CVS Health Corporation	1,604,306
5,680	HCA Healthcare, Inc.	708,182
2,266	Humana, Inc.	937,875
18,191	UnitedHealth Group, Inc.	5,671,408
		11,961,206
	HOUSEHOLD PRODUCTS - 1.4%
5,892	Colgate-Palmolive Company	454,568
1,385	Estee Lauder Company, Inc.	302,276
2,258	Kimberly-Clark Corporation	333,416
17,025	Procter & Gamble Company +	2,366,305
		3,456,565
	INSURANCE - 0.3%
3,093	Berkshire Hathaway, Inc. *	658,623

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value

	INTERNET MEDIA & SERVICES - 10.8%
3,849	Alphabet, Inc. *+	$5,641,094
8,499	Facebook, Inc. *+	2,225,888
1,507	Netflix, Inc. *+	753,545
123,186	Snap, Inc. *	3,216,386
11,420	Spotify Technology S.A. *	2,770,149
91,202	Twitter, Inc. *+	4,058,489
141,118	Uber Technologies, Inc. *+	5,147,985
11,590	VeriSign, Inc. *+	2,374,212
		26,187,748
	MACHINERY - 0.5%
8,844	Caterpillar, Inc.	1,319,083

	MEDICAL EQUIPMENT & DEVICES - 9.8%
34,555	Abbott Laboratories +	3,760,621
5,517	Agilent Technologies, Inc.	556,886
1,481	Align Technology, Inc. *	484,820
10,096	Baxter International, Inc.	811,920
4,874	Becton Dickinson and Company	1,134,082
23,659	Boston Scientific Corporation *	904,010
13,072	Danaher Corporation +	2,814,794
1,529	DexCom, Inc. *	630,300
12,232	Edwards Lifesciences Corporation *	976,358
1,554	IDEXX Laboratories, Inc. *	610,893
2,547	Illumina, Inc. *	787,227
2,000	Intuitive Surgical, Inc. *	1,419,080
27,693	Medtronic PLC	2,877,857
2,655	ResMed, Inc.	455,147
6,626	Stryker Corporation	1,380,660
8,135	Thermo Fisher Scientific, Inc. +	3,591,765
4,016	Zimmer Biomet Holdings, Inc.	546,738
		23,743,158
	METALS & MINING - 0.1%
5,256	Newmont Corporation	333,493

	OIL & GAS PRODUCERS - 0.3%
2,870	Chevron Corporation	206,640
1,694	ConocoPhillips	55,631
759	EOG Resources, Inc.	27,278
6,432	Exxon Mobil Corporation	220,811
3,001	Kinder Morgan, Inc.	37,002
989	Marathon Petroleum Corporation	29,017
669	Phillips 66	34,681
579	Valero Energy Corporation	25,082
1,710	Williams Company, Inc.	33,602
		669,744
	OIL & GAS SERVICES & EQUIPMENT - 0.0% ^
2,107	Schlumberger N.V.	32,785

	RETAIL - CONSUMER STAPLES - 0.5%
9,126	Walmart, Inc.	1,276,819

	RETAIL - DISCRETIONARY - 0.1%
805	Home Depot, Inc.	223,557

	SEMICONDUCTORS - 2.0%
4,980	Advanced Micro Devices, Inc. *	408,310
4,183	Applied Materials, Inc.	248,679
1,306	Broadcom, Inc.	475,802
20,192	Intel Corporation	1,045,542
4,758	Micron Technology, Inc. *	223,436
2,481	NVIDIA Corporation	1,342,767
5,117	QUALCOMM, Inc.	602,169
4,170	Texas Instruments, Inc.	595,434
		4,942,139
	SOFTWARE - 24.5%
1,256	Adobe, Inc. *	615,980
18,230	Akamai Technologies, Inc. *	2,015,144
9,328	ANSYS, Inc. *+	3,052,401
24,100	Autodesk, Inc. *+	5,567,341
46	Bandwidth, Inc. *	8,030
30,461	Cadence Design Systems, Inc. *+	3,248,056
14,946	DocuSign, Inc. *+	3,216,977
16,827	Fortinet, Inc. *	1,982,389
7,699	Intuit, Inc. +	2,511,491
128	J2 Global, Inc. *	8,860
7,932	Microsoft Corporation	1,668,338
10,749	Okta, Inc. *+	2,298,674
66,892	Oracle Corporation +	3,993,452
11,380	Palo Alto Networks, Inc. *+	2,785,255
14,331	salesforce.com, Inc. *+	3,601,667
19,048	ServiceNow, Inc. *+	9,238,280
14,747	Splunk, Inc. *+	2,774,353
15,338	Synopsys, Inc. *+	3,282,025
13,895	Twilio, Inc. *+	3,433,315
2,629	Veeva Systems, Inc. *	739,249
14,864	Workday, Inc. *+	3,197,692
		59,238,969
	TECHNOLOGY HARDWARE - 3.9%
75,110	Apple, Inc. +	8,698,489
19,361	Cisco Systems, Inc.	762,630
		9,461,119

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value

	TECHNOLOGY SERVICES - 17.7%
29,766	Accenture PLC	$6,726,818
21,275	Automatic Data Processing, Inc. +	2,967,650
64,907	Cognizant Technology Solutions Corporation +	4,505,844
3,734	CoStar Group, Inc. *+	3,168,336
953	Fidelity National Information Services, Inc.	140,291
8,193	Fiserv, Inc. *	844,289
20,633	International Business Machines Corporation +	2,510,417
11,878	Mastercard, Inc. +	4,016,783
5,736	PayPal Holdings, Inc. *+	1,130,164
3,926	S&P Global, Inc.	1,415,716
38,211	Square, Inc. *+	6,211,198
18,178	Verisk Analytics, Inc. +	3,368,565
28,654	Visa, Inc. +	5,729,940
		42,736,011
	TELECOMMUNICATIONS - 0.6%
21,840	AT&T, Inc.	622,658
2,709	CenturyLink, Inc.	27,334
106	Cogent Communications Holdings, Inc.	6,365
224	GCI Liberty, Inc. *	18,359
276	Iridium Communications, Inc. *	7,060
1,128	T-Mobile US, Inc. *	128,998
12,225	Verizon Communications, Inc.	727,265
		1,538,039
	TOBACCO & CANNABIS - 0.5%
12,785	Altria Group, Inc.	494,012
10,630	Philip Morris International, Inc.	797,144
		1,291,156

	TRANSPORTATION & LOGISTICS - 1.7%
11,123	Union Pacific Corporation +	2,189,785
11,124	United Parcel Service, Inc.	1,853,592
		4,043,377

	TOTAL COMMON STOCK (Cost $177,835,867)	231,537,257

	REAL ESTATE INVESTMENT TRUST - 0.1%
660	American Tower Corporation (Cost $141,705)	159,542

	SHORT-TERM INVESTMENT - 13.6%
	MONEY MARKET FUND - 13.6%
32,846,395	Invesco Short Term Investments Trust - Treasury Portfolio Institutional Class, to yield 0.02% ** (Cost $32,846,395)	32,846,395

	TOTAL INVESTMENTS - 109.3% (Cost $210,823,967)	$264,543,194
	LIABILITIES IN EXCESS OF OTHER ASSETS - (9.3)%	(22,449,174)
	NET ASSETS - 100.0%	$242,094,020

PLC - Public Limited Company

^	Represent less than 0.1%.

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

+	All or a portion of the security is segregated as collateral for swap contracts at September 30, 2020. Total collateral had a value of $80,243,242 at September 30, 2020.

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2020 are as follows:

				Termination		Value and Net
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Unrealized Gain/(Loss)
BNP Paribas	Index Swap ~	0.50%	Index Return	10/1/2020	$267,672,976	$(9,104,315)
BNP Paribas	Basket Swap ^	1-Month LIBOR +	Basket Return	10/1/2020	192,748,016	(13,313,001)
		0.50%
		Net Unrealized Loss from Open Swap Contracts				$(22,417,316)

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. Swap payments occur at contract termination. The swap contracts reset monthly.

~	The Index Swap is made up of the S&P 500 Total Return Index and the Nasdaq 100 Total Return Index and exposure to each index was (127)% and 127%, respectively.

^	The following table represents the individual common stock exposure comprising the BNP Paribas Equity Basket Swap as on September 30, 2020.

BNP Paribas Equity Basket Swap
Shares	Description	Fair Value	% of Basket
36,000	Adobe Systems, Inc.	$17,655,480	9.9%
88,000	Paypal Holdings, Inc.	17,338,640	9.7%
34,000	Netflix, Inc.	17,001,020	9.5%
78,000	Microsoft Corp.	16,405,740	9.2%
57,000	Facebook, Inc.	14,928,300	8.3%
43,000	Mastercard, Inc.	14,541,310	8.1%
57,000	Salesforce.com, Inc.	14,325,240	8.0%
63,000	Visa, Inc.	12,598,110	7.0%
8,000	Alphabet, Inc. - Cl. A	11,724,800	6.5%
50,000	Accenture PLC	11,299,500	6.3%
181,000	Oracle Corp.	10,805,700	6.0%
83,000	International Business Machines Corp.	10,098,610	5.6%
20,000	Intuit, Inc.	6,524,200	3.6%
30,000	Automatic Data Processing	4,184,700	2.3%
		$179,431,350	100.0%

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2020

	Leland Thomson	Leland Thomson
	Reuters Private	Reuters Venture
	Equity Buyout	Capital Index
	Index Fund	Fund
ASSETS
Investment securities:
At cost	$18,755,775	$210,823,967
At value	$24,178,680	$264,543,194
Receivable for Fund shares sold	2,014	512,586
Dividends and interest receivable	18,836	122,932
Prepaid expenses and other assets	6,451	33,654
TOTAL ASSETS	24,205,981	265,212,366

LIABILITIES
Unrealized loss on swap contracts	1,760,856	22,417,316
Payable for Fund shares redeemed	10,569	192,755
Investment advisory fees payable	16,322	240,956
Distribution (12b-1) fees payable	943	25,332
Interest payable - Swaps	16,678	219,640
Payable to related parties	4,873	15,523
Accrued expenses and other liabilities	1,538	6,824
TOTAL LIABILITIES	1,811,779	23,118,346
NET ASSETS	$22,394,202	$242,094,020

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$16,512,146	$161,054,321
Distributable earnings	5,882,056	81,039,699
NET ASSETS	$22,394,202	$242,094,020

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$237,027	$82,690,744
Shares of beneficial interest outstanding	16,869	2,655,058
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$14.05	$31.14
Maximum offering price per share (maximum sales charge of 5.75%)	$14.91	$33.04

Class C Shares :
Net Assets	$1,084,258	$11,204,568
Shares of beneficial interest outstanding	79,301	373,714
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.67	$29.98

Class I Shares:
Net Assets	$21,072,917	$148,198,708
Shares of beneficial interest outstanding	1,484,322	4,712,030
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$14.20	$31.45

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2020

	Leland Thomson	Leland Thomson
	Reuters Private	Reuters Venture
	Equity Buyout	Capital Index
	Index Fund	Fund
INVESTMENT INCOME
Dividends	$399,698	$1,635,461
Interest	4,363	44,053
Less: Foreign dividend tax withheld	(7)	(7,205)
TOTAL INVESTMENT INCOME	404,054	1,672,309

EXPENSES
Investment advisory fees	254,934	2,101,262
Distribution (12b-1) fees:
Class A	779	143,963
Class C	7,257	81,438
Administrative services fees	80,190	570,036
Third party administrative servicing fees	9,623	87,589
TOTAL EXPENSES	352,783	2,984,288

Less: Fees waived by the advisor	(38,717)	(231,346)

NET EXPENSES	314,066	2,752,942

NET INVESTMENT INCOME (LOSS)	89,988	(1,080,633)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain:
Investments	651,497	3,894,715
Swaps	3,057,738	71,563,804
Net realized gain:	3,709,235	75,458,519
Net change in unrealized appreciation (depreciation) on:
Investments	1,555,207	37,709,359
Swaps	(2,393,960)	(21,286,260)
Net change in unrealized appreciation (depreciation) on investments	(838,753)	16,423,099

NET REALIZED AND UNREALIZED GAIN	2,870,482	91,881,618

NET INCREASE IN NET ASSETS	$2,960,470	$90,800,985

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Leland Thomson Reuters Private Equity Buyout Index Fund

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
FROM OPERATIONS
Net investment income	$89,988	$136,210
Net realized gain (loss) on security transactions and swap contracts	3,709,235	(1,574,945)
Net change in unrealized appreciation (depreciation) on security transactions and swap contracts	(838,753)	1,086,978
Net increase (decrease) in net assets resulting from operations	2,960,470	(351,757)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	—	(2,223)
Class C	—	(971)
Class I	—	(23,808)
Total distributions paid
Class A	—	(97,040)
Class C	—	(42,386)
Class I	—	(1,039,477)
Total distributions to shareholders	—	(1,205,905)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,050	1,173,645
Class C	592,850	525,563
Class I	6,165,834	6,911,234
Net asset value of shares issued in reinvestment of distributions:
Class A	—	82,013
Class C	—	42,375
Class I	—	936,004
Redemption fee proceeds:
Class A	1	30
Class C	28	253
Class I	600	56
Payments for shares redeemed:
Class A	(1,443,390)	(589,876)
Class C	(250,997)	(706,671)
Class I	(5,192,594)	(7,153,430)
Net increase (decrease) in net assets from shares of beneficial interest	(125,618)	1,221,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,834,852	(336,466)

NET ASSETS
Beginning of Year	19,559,350	19,895,816
End of Year	$22,394,202	$19,559,350

SHARE ACTIVITY
Class A:
Shares Sold	157	97,223
Shares Reinvested	—	7,389
Shares Redeemed	(118,881)	(49,441)
Net increase (decrease) in shares of beneficial interest outstanding	(118,724)	55,171

Class C:
Shares Sold	69,009	51,044
Shares Reinvested	—	3,870
Shares Redeemed	(29,892)	(62,807)
Net increase (decrease) in shares of beneficial interest outstanding	39,117	(7,893)

Class I:
Shares Sold	549,169	582,096
Shares Reinvested	—	83,796
Shares Redeemed	(418,088)	(601,375)
Net increase in shares of beneficial interest outstanding	131,081	64,517

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Venture Capital Index Fund

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
FROM OPERATIONS
Net investment loss	$(1,080,633)	$(412,087)
Net realized gain (loss) on security transactions and swap contracts	75,458,519	(7,196,321)
Net change in unrealized appreciation on security transactions and swap contracts	16,423,099	1,831,761
Net increase (decrease) in net assets resulting from operations	90,800,985	(5,776,647)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	—	(2,172,423)
Class C	—	(327,146)
Class I	—	(2,909,255)
Total distributions to shareholders	—	(5,408,824)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	70,517,661	25,296,206
Class C	6,717,075	2,622,641
Class I	102,204,469	52,632,455
Net asset value of shares issued in reinvestment of distributions:
Class A	—	1,975,746
Class C	—	296,719
Class I	—	2,740,213
Redemption fee proceeds:
Class A	40,836	7,237
Class C	3,592	550
Class I	36,998	2,414
Payments for shares redeemed:
Class A	(56,913,392)	(26,373,585)
Class C	(4,778,012)	(3,083,748)
Class I	(69,510,781)	(44,352,539)
Net increase in net assets from shares of beneficial interest	48,318,446	11,764,309

TOTAL INCREASE IN NET ASSETS	139,119,431	578,838

NET ASSETS
Beginning of Year	102,974,589	102,395,751
End of Year	$242,094,020	$102,974,589

SHARE ACTIVITY
Class A:
Shares Sold	3,067,904	1,407,430
Shares Reinvested	—	126,326
Shares Redeemed	(2,481,949)	(1,568,756)
Net increase (decrease) in shares of beneficial interest outstanding	585,955	(35,000)

Class C:
Shares Sold	300,304	153,524
Shares Reinvested	—	19,432
Shares Redeemed	(226,632)	(191,407)
Net increase (decrease) in shares of beneficial interest outstanding	73,672	(18,451)

Class I:
Shares Sold	4,458,369	2,847,055
Shares Reinvested	—	174,203
Shares Redeemed	(3,000,938)	(2,488,949)
Net increase in shares of beneficial interest outstanding	1,457,431	532,309

See accompanying notes to financial statements.

LELAND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.70	$13.97	$11.83	$10.28	$9.28
Activity from investment operations:
Net investment income (1)	0.03	0.06	0.04	0.06	0.03
Net realized and unrealized gain (loss) on investments	1.32	(0.46)	2.66	1.64	1.41
Total from investment operations	1.35	(0.40)	2.70	1.70	1.44
Paid in capital from redemption fees	0.00 (5)	0.00 (5)	0.01	—	—
Less distributions from:
Return of capital	—	(0.02)	—	—	—
Net investment income	—	—	(0.22)	—	(0.44)
Net realized gains	—	(0.85)	(0.35)	(0.15)	—
Total distributions	—	(0.87)	(0.57)	(0.15)	(0.44)
Net asset value, end of year	$14.05	$12.70	$13.97	$11.83	$10.28
Total return (2)	10.63%	(1.99)%	23.41%	16.71%	15.72%
Net assets, at end of year	$237,027	$1,722,198	$1,123,625	$727,863	$24,844
Ratio of gross expenses to average net assets (3,4)	1.94%	2.05%	2.05%	2.06%	1.87%
Ratio of net expenses to average net assets (4)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (4)	0.23%	0.53%	0.33%	0.50%	0.33%
Portfolio Turnover Rate	78%	72%	38%	48%	53%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.46	$13.82	$11.71	$10.26	$9.28
Activity from investment operations:
Net investment loss (1)	(0.07)	(0.03)	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.28	(0.46)	2.63	1.64	1.47 (5)
Total from investment operations	1.21	(0.49)	2.58	1.60	1.42
Paid in capital from redemption fees	0.00 (6)	0.00 (6)	—	—	—
Less distributions from:
Return of capital	—	(0.02)	—	—	—
Net investment income	—	—	(0.12)	—	(0.44)
Net realized gains	—	(0.85)	(0.35)	(0.15)	—
Total distributions	—	(0.87)	(0.47)	(0.15)	(0.44)
Net asset value, end of year	$13.67	$12.46	$13.82	$11.71	$10.26
Total return (2)	9.71%	(2.70)%	22.42%	15.76%	15.49%
Net assets, at end of year	$1,084,258	$500,680	$664,524	$109,775	$94,823
Ratio of gross expenses to average net assets (3,4)	2.69%	2.80%	2.80%	2.81%	2.62%
Ratio of net expenses to average net assets (4)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment loss to average net assets (4)	(0.52)%	(0.22)%	(0.40)%	(0.36)%	(0.54)%
Portfolio Turnover Rate	78%	72%	38%	48%	53%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(6)	Amount represents less than $0.01.

See accompanying notes to financial statements.

LELAND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.81	$14.05	$11.88	$10.30	$9.29
Activity from investment operations:
Net investment income (1)	0.06	0.09	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.33	(0.46)	2.68	1.65	1.38
Total from investment operations	1.39	(0.37)	2.76	1.73	1.45
Paid in capital from redemption fees	0.00 (5)	0.00 (5)	0.00 (5)	0.00 (5)	—
Less distributions from:
Return of capital	—	(0.02)	—	—	—
Net investment income	—	—	(0.24)	—	(0.44)
Net realized gains	—	(0.85)	(0.35)	(0.15)	—
Total distributions	—	(0.87)	(0.59)	(0.15)	(0.44)
Net asset value, end of year	$14.20	$12.81	$14.05	$11.88	$10.30
Total return (2)	10.85%	(1.75)%	23.71%	16.98%	15.94%
Net assets, at end of year (000’s)	$21,073	$17,336	$18,108	$9,884	$6,835
Ratio of gross expenses to average net assets (3,4)	1.69%	1.80%	1.80%	1.81%	1.62%
Ratio of net expenses to average net assets (4)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets (4)	0.48%	0.78%	0.59%	0.70%	0.71%
Portfolio Turnover Rate	78%	72%	38%	48%	53%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.26	$19.88	$14.73	$11.50	$10.42
Activity from investment operations:
Net investment loss (1)	(0.18)	(0.09)	(0.15)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	13.04	(0.45)	6.87	3.77	2.05
Total from investment operations	12.86	(0.54)	6.72	3.67	2.02
Paid in capital from redemption fees	0.02	0.00 (5)	0.02	—	—
Less distributions from:
Net investment income	—	—	(0.36)	—	(0.34)
Net realized gains	—	(1.08)	(1.23)	(0.44)	(0.60)
Total distributions	—	(1.08)	(1.59)	(0.44)	(0.94)
Net asset value, end of year	$31.14	$18.26	$19.88	$14.73	$11.50
Total return (2)	70.54%	(1.84)%	49.63%	33.24%	19.37%
Net assets, at end of year (000’s)	$82,691	$37,779	$41,820	$1,519	$314
Ratio of gross expenses to average net assets (3,4)	1.89%	2.06%	1.99%	1.99%	1.83%
Ratio of net expenses to average net assets (4)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment loss to average net assets (4)	(0.76)%	(0.52)%	(0.82)%	(0.72)%	(0.34)%
Portfolio Turnover Rate	115%	115%	47%	88%	256%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.71	$19.46	$14.52	$11.43	$10.43
Activity from investment operations:
Net investment loss (1)	(0.34)	(0.22)	(0.28)	(0.20)	(0.11)
Net realized and unrealized gain (loss) on investments	12.60	(0.45)	6.78	3.73	2.05
Total from investment operations	12.26	(0.67)	6.50	3.53	1.94
Paid in capital from redemption fees	0.01	0.00 (5)	0.01	—	—
Less distributions from:
Net investment income	—	—	(0.34)	—	(0.34)
Net realized gains	—	(1.08)	(1.23)	(0.44)	(0.60)
Total distributions	—	(1.08)	(1.57)	(0.44)	(0.94)
Net asset value, end of year	$29.98	$17.71	$19.46	$14.52	$11.43
Total return (2)	69.28%	(2.59)%	48.59%	32.19%	18.63%
Net assets, at end of year (000’s)	$11,205	$5,315	$6,198	$98	$28
Ratio of gross expenses to average net assets (3,4)	2.64%	2.81%	2.74%	2.74%	2.58%
Ratio of net expenses to average net assets (4)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment loss to average net assets (4)	(1.50)%	(1.27)%	(1.57)%	(1.50)%	(1.08)%
Portfolio Turnover Rate	115%	115%	47%	88%	256%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01 per share

See accompanying notes to financial statements.

LELAND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.40	$19.97	$14.79	$11.51	$10.44
Activity from investment operations:
Net investment loss (1)	(0.12)	(0.05)	(0.10)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	13.16	(0.44)	6.88	3.78	2.04
Total from investment operations	13.04	(0.49)	6.78	3.72	2.02
Paid in capital from redemption fees	0.01	0.00 (5)	0.00 (5)	—	0.00 (5)
Less distributions from:
Net investment income	—	—	(0.37)	—	(0.35)
Net realized gains	—	(1.08)	(1.23)	(0.44)	(0.60)
Total distributions	—	(1.08)	(1.60)	(0.44)	(0.95)
Net asset value, end of year	$31.45	$18.40	$19.97	$14.79	$11.51
Total return (2)	70.92%	(1.57)%	49.75%	33.66%	19.44%
Net assets, at end of year (000’s)	$148,199	$59,881	$54,377	$12,191	$13,474
Ratio of gross expenses to average net assets (3,4)	1.64%	1.81%	1.74%	1.74%	1.58%
Ratio of net expenses to average net assets (4)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets (4)	(0.52)%	(0.28)%	(0.54)%	(0.48)%	(0.13)%
Portfolio Turnover Rate	115%	115%	47%	88%	256%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

The Leland Thomson Reuters Private Equity Buyout Index Fund (“Private Equity Buyout Index Fund”), and the Leland Thomson Reuters Venture Capital Index Fund (“Venture Capital Index Fund”), are each a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (Private Equity Buyout Index Fund and Venture Capital Index Fund are each a “Fund” and collectively the “Funds”). Private Equity Buyout Index Fund and Venture Capital Index Fund are each diversified series of the Trust. The investment objective of the Private Equity Buyout Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. private equity-backed companies. The investment objective of the Venture Capital Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. venture capital-backed companies.

Each Fund currently offers three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at NAV. Each share class represents an interest in the same assets of a Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Private Equity Buyout Index Fund commenced operations on September 18, 2015. The Venture Capital Index Fund Class A and Class I shares commenced operations on October 1, 2014. The Venture Capital Index Fund acquired all of the assets and liabilities of the MPS Thomson Reuters Venture Capital Index Fund (the “Predecessor Fund”) in a tax-free reorganization on September 24, 2015. In connection with this acquisition, Institutional Class shares of the Predecessor Fund were exchanged for Class I shares of the Venture Capital Index Fund; and Class A shares of the Predecessor Fund were exchanged for Class A shares of the Venture Capital Index Fund. The Venture Capital Index Fund Class C shares commenced operations on September 23, 2015. The Venture Capital Index Fund changed its fiscal year end from March 31 to September 30.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“the Board”).

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Funds’ investments measured at fair value:

PRIVATE EQUITY BUYOUT INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$21,738,956	$—	$—	$21,738,956
Real Estate Investment Trusts	264,464	—	—	264,464
Short-Term Investment	2,175,260	—	—	2,175,260
Total	$24,178,680	$—	$—	$24,178,680
Liabilities
Derivatives
Swap Contracts **	$—	$1,760,856	$—	$1,760,856

VENTURE CAPITAL INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$231,537,257	$—	$—	$231,537,257
Real Estate Investment Trust	159,542	—	—	159,542
Short-Term Investment	32,846,395	—	—	32,846,395
Total	$264,543,194	$—	$—	$264,543,194
Liabilities
Derivatives
Swap Contracts **	$—	$22,417,316	$—	$22,417,316

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of swap contracts is reported in the above table.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Return of capital distributions received from REIT securities and Master Limited Partnership ETFs are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Funds are subject to equity price risk in the normal course of pursuing its investment objective. The Funds may hold swaps subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds are subject to equity price risk. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The London Interbank Offered Rate (“LIBOR”) is an interest-rate average calculated from estimates submitted by the leading banks in London. LIBOR represents the rate which banks may obtain short-term borrowings from each other. It is the primary interest rate benchmark for short-term interest rates around the world. The regulator of the LIBOR administrator who publishes the rate has announced that, after the end of 2021, it would no longer require contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on certain investments of the Funds. The expected discontinuation of LIBOR could have a significant impact on the financial markets, and may present a risk for certain market participants, including the risk that the transition from LIBOR to alternative interest rate benchmarks will not be orderly, will occur over various time periods or will have unintended consequences.

As of September 30, 2020, the Private Equity Buyout Index Fund and Venture Capital Index Fund had net unrealized losses from open swap contracts in the amount of $1,760,856 and $22,417,316, respectively. For the year ended September 30, 2020, the Private Equity Buyout Index Fund and the Venture Capital Index Fund had realized gains of $3,057,738 and $71,563,804 from swap contracts, respectively.

The derivative instruments outstanding as of September 30, 2020 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2020:

		Asset Derivatives		Liability Derivatives
	Contract
	Type/Primary	Balance Sheet		Balance Sheet
Fund	Risk Exposure	Location	Fair Value	Location	Fair Value

Private Equity Buyout Index Fund	Equity	Unrealized gain on swap contracts	$—	Unrealized loss on swap contracts	$1,760,856

Venture Capital Index Fund	Equity	Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	22,417,316

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Swap Contracts	Net realized gain from swap contracts;
Net change in unrealized appreciation (depreciation) on swaps

The following is a summary of the Funds’ realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
		Total for the year ended September
Derivative Investment Type	Equity Risk	30, 2020
Private Equity Buyout Index Fund
Swap Contracts	$3,057,738	$3,057,738
Venture Capital Index Fund
Swap Contracts	71,563,804	71,563,804

Net change in unrealized appreciation/(depreciation) on
derivatives recognized in the Statements of Operations
		Total for the year ended
Derivative Investment Type	Equity Risk	September 30, 2020
Private Equity Buyout Index Fund
Swap Contracts	$(2,393,960)	$(2,393,960)
Venture Capital Index Fund
Swap Contracts	(21,286,260)	(21,286,260)

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Offsetting of Financial Assets and Derivative Assets

The following tables show additional information regarding the offsetting of assets and liabilities at September 30, 2020 for the Private Equity Buyout Index Fund and Venture Capital Index Fund:

Private Equity Buyout Index Fund
Gross Amounts Not Offset in the
Liabilities				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received *	Net Amount **
Swap Contracts	$(1,760,856)	$—	$(1,760,856)	$1,760,856	$—	$—
Total	$(1,760,856)	$—	$(1,760,856)	$1,760,856	$—	$—

Venture Capital Index Fund
Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments ***	Pledged *	Net Amount **
Swaps Contracts	$(22,417,316)	$—	$(22,417,316)	$22,417,316	$—	$—
Total	$(22,417,316)	$—	$(22,417,316)	$22,417,316	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

**	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from over the counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

***	Includes a portion of market value of securities held as collateral on swaps.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
Private Equity Buyout Index Fund	Annually	Annually
Venture Capital Index Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Federal Income Tax – Each Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 to September 30, 2019 or expected to be taken in the Funds’ September 30, 2020 year end tax returns. Each Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019) and foreign jurisdictions where each Fund makes significant investments; however, each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Good Harbor Financial, LLC (the “Adviser”), serves as investment adviser to the Funds. Subject to the oversight of the Board, the Adviser is responsible for the management of each Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate 1.25% of the Private Equity Index Fund and Venture Capital Index Fund’s average daily net assets. During the year ended September 30, 2020, the Adviser earned the following fees:

Fund	Advisory Fee
Private Equity Buyout Index Fund	$254,934
Venture Capital Index Fund	2,101,262

Pursuant to a written agreement (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2021 for the Funds, to waive a portion of its advisory fee and to reimburse each Fund for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.75%, 2.50%, and 1.50% of the daily average net assets attributable to each Fund’s Class A, Class C and Class I shares (the “Expense Limitation”), respectively. During the year ended September 30, 2020, the Adviser waived fees, pursuant to the Waiver Agreement, in the amounts of:

Fund	Fees waived by the Adviser
Private Equity Buyout Index Fund	$38,717
Venture Capital Index Fund	231,346

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the expenses to exceed the Expense Limitation at the time of the waiver or recoupment. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation at the time of the waiver or recoupment, the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through September 30 of the year indicated.

Fund	2021	2022	2023
Private Equity Buyout Index Fund	$46,594	$56,758	$38,717
Venture Capital Index Fund	116,158	307,693	231,346

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable to each Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, each Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended September 30, 2020.

Fund	Distribution (12b-1) fees incurred
Private Equity Buyout Index Fund
Class A	$779
Class C	7,257
Venture Capital Index Fund
Class A	143,963
Class C	81,438

Northern Lights Distributors, LLC (the “Distributor” or “NLD”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended September 30, 2020.

		Amount
	Underwriting	Retained by
Fund	Commissions	Underwriter
Venture Capital Index Fund
Class A	$421,599	$61,096

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds, for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operations services for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds as part of the administrative service fee.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds as part of the administrative service fee.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2020 were as follows:

Fund	Purchases	Sales
Private Equity Buyout Index Fund	$16,002,956	$15,006,668
Venture Capital Index Fund	272,570,777	183,693,780

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2020 the redemption fees paid are as follows:

Fund	Redemption Fee
Private Equity Buyout Index Fund
Class A	1
Class C	28
Class I	600
Venture Capital Index Fund
Class A	40,836
Class C	3,592
Class I	36,998

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Adviser. As of September 30, 2020, the following shareholders held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control each Fund.

		Percentage of Voting
Fund	Shareholder	Securities as of
Private Equity Buyout Index Fund	National Financial Services LLC	58.4%
Venture Capital Index Fund	Charles Schwab	27.2%

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Private Equity Buyout Index Fund	$19,251,529	$5,942,997	$(1,015,846)	$4,927,151
Venture Capital Index Fund	222,382,357	55,362,155	(13,201,318)	42,160,837

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

For the year ended September 30, 2020:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Private Equity Buyout Index Fund	$126,901	$126,587	$—	$253,488
Venture Capital Index Fund	13,498,495	3,955,152	—	17,453,647

For the year ended September 30, 2019:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Private Equity Buyout Index Fund	$1,108,518	$70,385	$27,002	$1,205,905
Venture Capital Index Fund	5,275,567	132,635	622	5,408,824

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Leland Thomson Reuters Venture Capital Index Fund and Leland Thomson Reuters Private Equity Buyout Index Fund utilized equalization in the amount of $17,453,647 and $253,488 respectively, which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the year ended September 30, 2020. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of September 30, 2020, the components of distributable earnings/(deficit) on a tax basis were as follows:

			Post				Total
	Undistributed	Undistributed	October Loss	Capital Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Earnings/
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Losses)

Private Equity Buyout Index Fund	$954,906	$—	$—	$—	$—	$4,927,150	$5,882,056
Venture Capital Index Fund	38,878,862	—	—	—	—	42,160,837	81,039,699

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income and accumulated net realized gain from investments are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment on swap contracts, adjustments for real estate investment trusts, and tax adjustments for C-Corporation return of capital distributions.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

At September 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Private Equity Buyout Index Fund	$—	$—	$—	$60,338
Venture Capital Index Fund	—	—	—	3,962,965

Permanent book and tax differences, primarily attributable to the prior year tax adjustment and equalization credits resulted in reclassifications for the Funds for the year ended September 30, 2020 as follows:

	Paid
	In	Distributable
	Capital	Earnings
Private Equity Buyout Index Fund	$254,556	$(254,556)
Venture Capital Index Fund	17,454,354	(17,454,354)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. On November 18, 2020, shareholders of the Funds approved a reorganization out of Northern Lights Fund Trust III (the “Trust”) and into the Investment Mangers Series Trust II. In connection with the reorganization, the Funds administrator will change from Gemini Fund Services, LLC to UMB Fund Services, Inc. on or about November 23, 2020.

Management has determined that no other events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Leland Thomson Reuters Private Equity Buyout Index Fund and Leland Thomson Reuters Venture Capital Index Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Leland Thomson Reuters Private Equity Buyout Index Fund and Leland Thomson Reuters Venture Capital Index Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Good Harbor Financial, LLC since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 30, 2020

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid During
	Account Value	Value	Period	Annualized
Actual	4/1/2020	9/30/2020	4/1/20 - 9/30/2020 *	Expense Ratio
Leland Thomson Reuters Private Equity Buyout Index Fund
Class A	$1,000	$1,522.20	$11.06	1.75%
Class C	$1,000	$1,516.60	$15.73	2.50%
Class I	$1,000	$1,523.60	$9.46	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$1,000	$1,664.40	$11.66	1.75%
Class C	$1,000	$1,658.20	$16.61	2.50%
Class I	$1,000	$1,017.55	$7.59	1.50%

	Beginning	Ending Account	Expenses Paid During
	Account Value	Value	Period	Annualized
Hypothetical (5% return before expenses)	4/1/2020	9/30/2020	4/1/2020 - 9/30/2020 *	Expense Ratio
Leland Thomson Reuters Private Equity Buyout Index Fund
Class A	$1,000	$1,016.25	$8.82	1.75%
Class C	$1,000	$1,012.50	$12.58	2.50%
Class I	$1,000	$1,017.50	$7.57	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$1,000	$1,016.25	$8.82	1.75%
Class C	$1,000	$1,012.50	$12.58	2.50%
Class I	$1,000	$1,017.50	$7.57	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the applicable Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

LELAND FUNDS
SUPPLEMENTAL INFORMATION
September 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; their short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended September 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

Renewal of Advisory Agreements – Leland Thomson Reuters Private Equity Buyout Index Fund and Leland Thomson Reuters Venture Capital Index Fund*

In connection with a meeting held on August 5, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between the Adviser and the Trust, with respect to Leland Thomson Reuters Private Equity Buyout Index Fund (“Leland PEB”) and Leland Thomson Reuters Venture Capital Index Fund (“Leland VC” and collectively, the “Good Harbor Funds”). In considering the renewal of the Advisory Agreements, the Board received materials specifically relating to the Good Harbor Funds and the Advisory Agreements.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Extent & Quality of Services. The Board noted that the Adviser was founded in 2003 and was wholly owned by Cedar Capital, LLC. The Board discussed the Adviser’s extensive industry management experience in portfolio management and quantitative analysis and observed that it utilized proprietary tactical allocation models in U.S. and emerging markets that were constantly evaluated and adjusted in light of market conditions. The Board recognized that the Adviser employed a comprehensive risk management plan that customized risk and volatility guidelines for the investment strategies of each Good Harbor Fund. The Board noted that the Adviser monitored the portfolios daily and rebalanced the portfolios periodically to ensure sectors exposures closely matched the relevant index. The Board reviewed that the Adviser monitored compliance with each Good Harbor Fund’s investment limitations through pre-trade and post-trade compliance testing against its respective investment guidelines. The Board observed that the Adviser selected and approved broker-dealers on an assessment of a broker’s full range of services including commission rates, execution capabilities, research, reputation, financial strength and overall quality of operational services. The Board remarked that the Adviser had no material compliance or litigation issues since the investment advisory agreement was last renewed. The Board concluded that the Adviser could be expected to continue providing satisfactory service to the Good Harbor Funds and their shareholders.

Performance.

Leland PEB—The Board noted that Leland PEB had underperformed its peer group, Morningstar category and benchmark across all periods. The Board reviewed the Adviser’s explanation that the funds in the peer group and Morningstar category had different investment objectives and risk characteristics than Leland PEB and were not managed in the same manner as Leland PEB. The Board discussed that Leland PEB’s underperformance relative to the benchmark appeared to be due to fees, expenses and cash flow into Leland PEB. The Board observed that the Adviser had met Leland PEB’s investment objective since inception with net returns closely

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

matching the returns of the benchmark while maintaining a correlation near 100% after expenses with a low level of tracking error. The Board concluded that the Adviser had provided reasonable results to Leland PEB and its shareholders.

Leland VC—The Board observed that Leland VC earned a 5-star Morningstar rating and outperformed its Morningstar category and all of the funds in its 15-fund peer group over all periods. The Board remarked that Leland VC had tracked its benchmark closely across all periods and handily outperformed the Morningstar category for every period. The Board concluded that the Adviser had provided reasonable results to Leland VC and its shareholders.

Fees and Expenses.

Leland PEB—The Board observed that the 1.25% advisory fee for Leland PEB was the high of its peer group but lower than the high of its Morningstar category. The Board noted that Leland PEB’s 1.50% net expense ratio was higher than its peer group and Morningstar category averages and medians but lower than the highs of both. The Board discussed the Adviser’s position that its advisory fee was not unreasonable based on Leland PEB’s index replication strategy which added complexity to the Adviser’s management of Leland PEB. The Board concluded that the advisory fee for Leland PEB was not unreasonable.

Leland VC— The Board observed that the 1.25% advisory fee for Leland VC was the high of the Morningstar category and peer group. The Board observed that the 1.50% net expense ratio was higher than the peer group and Morningstar category averages and medians, but well below the highs of each. The Board noted that the Adviser attributed its fees to Leland VC’s index replication strategy which added complexity to the Adviser’s management for Leland VC. The Board concluded that the advisory fee for Leland VC was not unreasonable

Economies of Scale. The Board discussed the size of each Good Harbor Fund and its prospects for growth and concluded that it did not appear that the Adviser had realized meaningful economies of scale in managing either Fund to justify breakpoints. The Board noted that the Adviser agreed to discuss the implementation of breakpoints when the Adviser achieved material economies of scale related to either of the Good Harbor Funds. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analyses in connection with its management of each Good Harbor Fund and noted that the Adviser was managing each Good Harbor Fund at a reasonable profit. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for each of the Good Harbor Funds was not unreasonable, and that renewal of the Advisory Agreements was in the best interests of the Good Harbor Funds and their respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Good Harbor Funds.

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The address of each Trustee and officer is 4221 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Independent Trustees
Name, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith,Inc. (1975-2011).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2020, the Trust was comprised of 34 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust managed by the Adviser.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/20-NLFT III-v2

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Officers of the Trust

Name, Year of Birth	Position Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-270-2848.

9/30/20-NLFT III-v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
330 East Main Street, Third Floor
Barrington, IL 60010

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd St, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020

Leland Thomson Reuters Private Equity Index Fund - $14,500

Leland Thomson Reuters Venture Capital Index Fund - $15,000

2019

Leland Thomson Reuters Private Equity Index Fund - $14,500

Leland Thomson Reuters Venture Capital Index Fund - $15,000

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020

Leland Thomson Reuters Private Equity Index Fund - $3,500

Leland Thomson Reuters Venture Capital Index Fund - $3,500

2019

Leland Thomson Reuters Private Equity Index Fund - $3,500

Leland Thomson Reuters Venture Capital Index Fund - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020

Leland Thomson Reuters Private Equity Index Fund - $3,500

Leland Thomson Reuters Venture Capital Index Fund - $3,500

2019

Leland Thomson Reuters Private Equity Index Fund - $3,500

Leland Thomson Reuters Venture Capital Index Fund - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/9/2020

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/9/2020